FMC Excelsior Focus Equity ETF

a series of Northern Lights Fund Trust IV

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

May 22, 2023

Dear Shareholder:

The enclosed Proxy Statement contains information about a proposal to approve Vident Advisory, LLC, (the “Sub-Adviser”) an affiliate of Vident Investment Advisory, LLC, (the “Current Sub-Adviser), to serve as the trading sub-adviser to the FMC Excelsior Focus Equity ETF (the “Fund”), a series of Northern Lights Fund Trust IV (the “Trust”). To do this, shareholders are being asked to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between First Manhattan Co. LLC (the “Adviser”) and the Sub-Adviser at meeting (the “Meeting”) scheduled to be held at 11:00 a.m., Eastern Time on June 30, 2023, at the offices of Thompson Hine, LLP, the Trust’s Counsel, at 41 S. High St. #1700 Columbus, Ohio 43215. Please take the time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot.

The proposal is required because the current Sub-Advisory Agreement (the “Current Sub-Advisory Agreement”) between the Current Sub-Adviser and the Adviser will automatically terminate as a result of a contemplated change in ownership of the Current Sub-Adviser.

Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the Proposal, and a proxy card with instructions for voting. Following this letter, you will find questions and answers regarding the Proxy Statement that are designed to help you understand the Proxy Statement and how to cast your vote. These questions and answers are being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.

The Board of Trustees of the Trust believes that the Proposal is in the best interest of the Fund and its shareholders and recommends that you vote “FOR” the Proposal. Importantly, approval of the Proposal will not result in any increase in shareholder fees or expenses.

It is important to note that, while the Current Sub-Adviser expects to undergo a change in ownership, the day-to-day services to the Fund will not change.

Should you have any questions, please feel free to call us at 1-866-839-1852. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and for voting, please refer to the enclosed proxy ballot.

Your vote is important regardless of the number of shares you own. To assure your representation at the Meeting, please follow the instructions on the enclosed proxy ballot whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

Wendy Wang

President

Northern Lights Fund Trust IV

FMC Excelsior Focus Equity ETF

a series of Northern Lights Fund Trust IV

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held June 30, 2023

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust IV (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Meeting”) of the shareholders of the FMC Excelsior Focus Equity ETF (the “Fund”), a series of the Trust, to be held at the offices of Thompson Hine, LLP, 41 S. High St. #1700 Columbus, Ohio 43215, on June 30, 2023 at 11:00 a.m., Eastern Time, for the purpose of considering and approving the following proposals:

1.	To approve a new investment sub-advisory agreement by and between First Manhattan Co. LLC, and Vident Advisory, LLC. No increase in shareholder fees or expenses is being proposed.; and
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on May 15, 2023 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 30, 2023.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed New Sub-Advisory Agreement) and Proxy Voting Ballot are available at https://proxyvotinginfo.com/p/fmc2023.

By Order of the Board of Trustees

Jennifer Farrell

Secretary

Northern Lights Fund Trust IV

May 22, 2023

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What proposal am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the proposal below, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

  To approve a new investment sub-advisory agreement by and between First Manhattan Co. LLC (the “Adviser”) and Vident Advisory, LLC (the “Sub-Adviser”). No increase in shareholder fees or expenses is being proposed.

Q. Why am I being asked to approve the Proposal?

Pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC (“VA Holdings”), is expected to acquire a majority interest in the Sub-Adviser on or around June 30, 2023 (the “Transaction”). MM VAM, LLC is an entity controlled by Casey Crawford. As of the Closing Date, Mr. Crawford will effectively control the Sub-Adviser. The Transaction is expected to be completed on or around June 30, 2023 (the “Closing Date”), subject to the satisfaction of customary closing conditions, including obtaining necessary approvals of a certain amount client consents and receipt of customary regulatory approvals. The Transaction will constitute an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), which will result in the automatic termination of the current investment sub-advisory agreement between First Manhattan Co. LLC (the “Adviser”) and Vident Investment Advisory, LLC (the “Current Sub-Adviser”). As part of the Transaction the Current Sub-Adviser’s operations will be assumed by the Sub-Adviser.

To enable the Sub-Adviser to serve as investment sub-adviser, at a meeting of the Board held on April 24, 2023, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), approved a new investment sub-advisory agreement between the Adviser and Sub-Adviser (“New Sub-Advisory Agreement”). Under the 1940 Act, the approval of the Fund’s new Sub-Advisory Agreement also requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.

If the Fund’s shareholders approve the New Sub-Advisory Agreement, the Sub-Adviser will serve as the Fund’s investment sub-adviser effective upon the later of the closing of the Transaction or shareholders approval.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in the Fund and have the right to vote on this very important proposal concerning your investment.

Q. How will the Transaction or the approval of the New Sub-Advisory Agreement affect me as the Fund shareholder?

A. It is not anticipated that the Transaction or the approval of the New Sub-Advisory Agreement will impact Fund shareholders. The terms of the New Sub-Advisory Agreement are identical to the Current Sub-Advisory Agreement except for date of effectiveness, term and the fact that the new entity is VA. The advisory fee rate charged to the Fund will remain the same as under the Current Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. If approved by shareholders, the New Sub-Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter.

Q. What will happen if shareholders do not approve the New Sub-Advisory Agreement?

A. The Trustees also approved an interim investment sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and Sub-Adviser. Pursuant to Rule 15a-4 under the 1940 Act, the Interim Sub-Advisory Agreement will allow the Fund an additional 150 days to obtain shareholder approval of the New Sub-Advisory Agreement. The terms of the Interim Sub-Advisory Agreement are substantially identical to the terms of the Current Sub-Advisory Agreement, except for the term. If the New Sub-Advisory Agreement is not approved before the Interim Sub-Advisory Agreement expires the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include solicitation of the approval of a different proposal.

Q. Has the Board of Trustees approved the New Sub-Advisory Agreement and how do the Trustees of the Fund recommend that I vote?

A. The Board unanimously approved the New Sub-Advisory Agreement at a meeting held on April 24, 2023, and recommends that you vote FOR the proposal.

Q. Who will bear the costs related to this proxy solicitation?

A. The Sub-Adviser or its affiliate will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials. Under the terms of the Transaction, VA Holdings has agreed to reimburse the Sub-Adviser for certain expenses related to obtaining a new sub-advisory agreement for the Fund.

Q. Who is entitled to vote?

A. If you owned shares of the Fund as of the close of business on May 15, 2023 (the “Record Date”), you are entitled to vote.

Q. When and where will the Meeting be held?

A. The Meeting will be held offices of Thompson Hine, LLP, the Trust’s Counsel, at 41 S. High St. #1700 Columbus, Ohio 43215, the Fund’s on June 30, 2023 at 11:00 a.m., Eastern Time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

Via Internet: If you choose to submit a proxy via the Internet, follow the instructions provided on the proxy card; or

In Person: Attend the Meeting as described in the Proxy Statement.

If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail. Internet proxy submission is available 24 hours a day. Shareholders can vote by telephone Monday through Friday between 9:00 a.m. and 10:00 p.m. Eastern Time. Proxies submitted by the Internet must be received by 10:00 a.m. Eastern Time on June 30, 2023 for direct shareholders and 11:59 p.m. on June 30, 2023 for beneficial shareholders.

Q. What vote is required to approve the proposal?

A. Approval of the New Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing or by phone. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. How can I obtain a copy of the Fund’s annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for the Fund, please call the Fund (toll-free) 1-855-907-3233, or write to 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call (toll-free) 1-866-839-1852.

FMC Excelsior Focus Equity ETF

a series of Northern Lights Fund Trust IV

4221 North 203rd Street, Suite 100

Elkhorn, NE, 68022

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Northern Lights Fund Trust IV (the “Trust”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) with its principal office located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The proxies are to be used at a special meeting (the “Meeting”) of the shareholders of the FMC Excelsior Focus Equity ETF (the “Fund”), a series of the Trust, at the offices of Thompson Hine, LLP, the Trust’s Counsel, at 41 S. High St. #1700 Columbus, Ohio 43215 on June 30, 2023 at 11:00 a.m., Eastern Time, and any adjournment of the Meeting. The primary purpose of the Meeting is for shareholders of the Fund to consider and approve the following proposals:

1.	To approve a new investment sub-advisory agreement by and between First Manhattan Co. LLC and Vident Advisory, LLC. No increase in shareholder fees or expenses is being proposed.; and
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about May 23, 2023. Only shareholders of record at the close of business on May 15, 2023 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be Held on June 30, 2023:

This proxy statement is available at https://proxyvotinginfo.com/p/fmc2023, or by contacting the Fund at 1-855-907-3233. To obtain directions to attend the Meeting, please call the Fund at 1-855-907-3233. For a free copy of the Fund’s latest annual and/or semi-annual report, call (toll-free) at 1-855-907-3233 or write to:

FMC Excelsior Focus Equity ETF

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

SUMMARY OF THE PROPOSAL

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BY AND BETWEEN

FIRST MANHATTAN CO. LLC AND VIDENT ADVISORY, LLC

Background

The primary purpose of this proposal is to approve Vident Advisory, LLC, (the “Sub-Adviser”) an affiliate of Vident Investment Advisory, LLC the current trading-sub-adviser, to serve as the trading sub-adviser to the FMC Excelsior Focus Equity ETF (the “Fund”), a series of Northern Lights Fund Trust IV (the “Trust”). To do so, the Board of Trustees of the Trust (the “Board”) are requesting that shareholders approve a new sub-advisory agreement between First Manhattan Co. LLC (the “Adviser”) and the Sub-Adviser (the “New Sub-Advisory Agreement”). Approval of the New Sub-Advisory Agreement will not raise the fees paid by the Fund. The New Sub-Advisory Agreement is materially identical to the Fund’s current investment sub-advisory agreement with Vident Investment Advisory, LLC (the “Current Sub-Adviser”), except for date of execution, effectiveness and term. The effective date of the New Sub-Advisory Agreement will be the later of June 30, 2023, or such other date that the Fund’s shareholders approve the New Sub-Advisory Agreement.

Pursuant to a sub-advisory agreement the Current Sub-Adviser, located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of a Fund’s respective Index, subject to the supervision of the Adviser and the Board. The Current Sub-Adviser was formed in 2014 and provides investment advisory services to ETFs, including the Fund. The Current Sub-Adviser has provided investment advisory services to the Fund since April 22, 2022. The Current Sub-Advisory Agreement was most recently approved, as part of the Fund’s inception, by the Board, including a majority of the Independent Trustees, on October 21, 2021, and by the Fund’s initial shareholders on April 21, 2022.

The Sub-Adviser was formed in 2016 and commenced operations and registered with the SEC as an investment adviser in 2019, and is a wholly-owned subsidiary of Vident Financial, LLC (“Vident Financial”). Vident Financial was formed in 2013 to develop and license investment market solutions (indices and funds) based on strategies that combine sophisticated risk-balancing methodologies, economic freedom metrics, valuation, and investor behavior. Vident Financial is a wholly-owned subsidiary of the Vident Investors’ Oversight Trust. Vince L. Birley, Mohammad Baki, and W. Baker Crow serve as the trustees of the Vident Investors’ Oversight Trust.

Pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC (“VA Holdings”) is expected to acquire a majority interest in the Sub-Adviser on or around June 30, 2023 (the “Transaction”). MM VAM, LLC is an entity controlled by Casey Crawford. As of the Closing Date Mr. Crawford will effectively control the Sub-Adviser. Upon the close of the Transaction, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the investment sub-advisory agreement between the Adviser and Current Sub-Adviser (the “Current Sub-Advisory Agreement”) will automatically terminate. As part of the Transaction the Sub-Adviser will assume the entirety of the Current Sub-Adviser’s operations. For this reason, the New Sub-Advisory Agreement is with the Sub-Adviser and not the Current Sub-Adviser. The Transaction is expected to be completed on or around June 30, 2023, subject to the satisfaction of customary closing conditions, including obtaining certain fund and client consents and receipt of customary regulatory approvals.

At a meeting of the Board, held on April 24, 2023 (the “Meeting”), the Board, including a majority of the Trustees who are not interested persons of the Trust (as defined by the 1940 Act) (the “Independent Trustees”), approved (i) a new investment sub-advisory agreement between the Adviser and VA (the “New Sub-Advisory Agreement”); and an (ii) interim advisory agreement between the Adviser and VA (the “Interim Agreement”). The New Sub-Advisory Agreement will not be effective with respect to the Fund until approved by a majority vote of the outstanding shares of the Fund. VIA will continue to manage the Fund pursuant to the Interim Sub-Advisory Agreement upon closing of the Transaction, for up to 150 days from the date of the Transaction or until the New Sub-Advisory Agreement is approved by shareholders

Under the 1940 Act, the approval of the New Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The “vote of the holders of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of shareholders holding (i) 67% or more of the voting

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securities of a Fund present at the Special Meeting or represented by proxy if holders of more than 50% of such Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a Fund. Shareholders will have equal voting rights (i.e., one vote per share). Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against the Proposal. Accordingly, you are being asked to approve the New Sub-Advisory Agreement.

The Board believes the Proposal is in the best interests of the Fund and its shareholders and recommends that you vote “FOR” the Proposal. Importantly, approval of the Proposal will not result in any increase in shareholder fees or expenses.

The Transaction will not result in any change in the Fund’s investment objectives and strategies. Nor will it result in any change in the Fund’s portfolio manager. The Sub-Adviser is an affiliate of the Current Sub-Adviser. Other than the change in ownership the personnel from the Current Sub-Adviser who currently service the Fund will remain the same. Approval of the New Sub-Advisory Agreement will not increase the advisory fees paid by the Fund or its shareholders. The effective date of the New Sub-Advisory Agreement with respect to the Fund will be the later of the date it is approved by the Fund’s shareholders or the closing date of the Transaction.

Please see the section below entitled “Evaluation by the Board of Trustees” for a detailed discussion of the material factors and the conclusions with respect thereto that form the basis for the recommendation of the Board that the shareholders approve the New Sub-Advisory Agreement.

Information Concerning the Sub-Adviser

Vident Advisory, a Delaware limited liability company, is located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009 and is a registered investment adviser that provides portfolio management services to separately managed accounts, ETFs, and the Fund. As the trading sub-adviser Vident Advisory will be responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale, subject to the supervision of the Adviser. Currently, VA is a limited liability company and a wholly-owned subsidiary of Vident Financial. Vident Financial is a wholly-owned subsidiary of the Vident Investors’ Oversight Trust. Vince L. Birley, Mohammad Baki, and W. Baker Crow serve as the trustees of the Vident Investors’ Oversight Trust. Vident Financial and the Vident Investors’ Oversight Trust are located at the same address as VA. After the close of the Transaction, Casey Crawford, through VA Holdings, will control the Sub-Adviser. VA Holdings is located at 8024 Calvin Hall Road, Fort Mill, South Carolina 29707. As of April 30, 2023, the Sub-Adviser had in aggregate approximately $1.37 billion in assets under management.

Information regarding the principal executive officers and directors of the Sub-Adviser is set forth below. The address of the Sub-Adviser and its executive officers and directors is 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. The following individuals are the executive officers and directors of VA:

Name	Position with VA
Deborah Kimery	Chief Executive Officer
Erik Olsen	Chief Compliance Officer

No Trustee or officer of the Trust currently holds any position with the Sub-Adviser or its affiliated persons. No Trustee or officer of the Trust holds any position with VA Holdings or its affiliated persons.

The New Investment Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreement, except for the date of commencement, term and renewal. Under the terms of both the Current

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Sub-Advisory Agreement and the New Sub-Advisory Agreement, the sub-adviser is entitled to receive an annual fee from the Adviser equal to 0.06% on AUM up to $250,000,000, 0.055% on AUM between $250,000,000 and $500,000,000, and 0.05% on AUM in excess of $500,000,000 of the FMC Excelsior Focus Equity ETF’s average daily net assets. Subject to an annual minimum of $25,000. Under the Current Sub-Advisory Agreement, the fees paid to the Current Sub-Adviser for the fiscal period ended February 28, 2023 were $36,505.

The Current Sub-Advisory Agreement and New Sub-Advisory Agreement provide that the sub-adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its obligations and duties.

The New Sub-Advisory Agreement will continue in force for an initial period of two years, and from year to year thereafter with respect to the Fund, but only so long as its continuance is approved at least annually with respect to such by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Sub-Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Sub-Adviser or the Board on not more than sixty days’ notice.

The form of New Sub-Advisory Agreement is attached as Exhibit A. You should read the New Sub-Advisory Agreement. The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

Interim Sub-Advisory Agreement

If the close of the Transaction should occur prior to shareholder approval of the New Sub-Advisory Agreement, the Trust would not have an investment sub-advisory agreement in place for the Fund approved by shareholders in accordance with the 1940 Act. In order for the Sub-Adviser to continue as the Fund’s trading sub-adviser should that occur, the Board of Trustees, including all the Independent Trustees, by a vote on April 24, 2023, unanimously approved the Interim Sub-Advisory Agreement with the Sub-Adviser pursuant to Rule 15a-4 under the 1940 Act. The Interim Sub-Advisory Agreement will become effective on the close of the Transaction if shareholder approval has not already been obtained.

The Interim Sub-Advisory Agreement is substantially similar to the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, except that it includes certain provisions required by Rule 15a-4 under the 1940 Act. Accordingly, the Interim Sub-Advisory Agreement has a maximum term of 150 days. Further, the Interim Sub-Advisory Agreement provides that, with respect to the Fund, the Trustees or a majority of such Fund’s outstanding voting securities may terminate the Interim Sub-Advisory Agreement with respect to that Fund at any time without penalty on not more than 10 days’ written notice, and that the compensation earned by the Sub-Adviser under the Interim Sub-Advisory Agreement is being held in an escrow account until such Fund shareholders approve the New Sub-Advisory Agreement, after which the amount in the escrow account with respect to such Fund, plus any interest, will be paid to the Sub-Adviser. If shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Sub-Adviser will be paid the lesser of the costs incurred, plus any interest earned on such amount, in performing its obligations under the Interim Sub-Advisory Agreement or the total amount in the escrow account with respect to the Fund, plus any interest.

The Fund will continue to be managed by the Sub-Adviser under the Interim Sub-Advisory Agreement until such time as the New Sub-Advisory Agreement is approved by shareholders or the term of the Interim Sub-Advisory Agreement has expired. If the New Sub-Advisory Agreement is not approved by shareholders, the Board and the Adviser will consider other options, including a new or modified request for shareholder approval of a New Sub-Advisory Agreement, retaining a new sub-adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation and closing of the Fund.

Evaluation by the Board of Trustees

At a meeting of the Board on April 24, 2023, the Board, including all of the Independent Trustees, met to consider the approval of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement between the Adviser and the Sub-Adviser.

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In advance of the April 24, 2023 meeting, the Board requested and received materials to assist them in considering the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, a memorandum prepared by the Independent Trustee’s independent legal counsel discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the approval of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Fund. The materials also included materials relating to the Sub-Adviser (including a memorandum from the Adviser describing the Transaction, the Sub-Adviser’s Form ADV, select financial information of the Sub-Adviser, information regarding the Sub-Adviser’s key management and investment advisory personnel, and fee, expense and performance information relating to the Fund) and other pertinent information. The Board also engaged in conversations directly with senior officers of the Sub-Adviser at the April 24, 2023 meeting discussing, among other things, the terms, conditions, and expected timing of the Transaction and the reasons that the Sub-Adviser was undergoing the Transaction. Based on their evaluation of the information provided by the Sub-Adviser, in conjunction with information provided by the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement with respect to the Fund. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the approval of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement and reaching their conclusions, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement. The following summarizes the Board’s review process and the information on which their conclusions were based:

Nature, Extent and Quality of Services. As to the nature, extent, and quality of the services provided by the Sub-Adviser to the Fund, the Board first discussed the Transaction and its impact on the Sub-Adviser, including its key personnel. The Board also noted that it met with representatives of the Sub-Adviser and approved the Current Sub-Advisory Agreement at its meeting on October 20, 2021. The Board then reviewed materials provided by the Sub-Adviser related to the Transaction as well as the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement to be entered into with the Trust. The Board also reviewed other materials provided by the Sub-Adviser, updated as necessary from the October 20, 2021 meeting where it approved the Current Sub-Advisory Agreement, including a description of the limited services performed as trading sub-adviser and executed and a review of the professional personnel that would perform services for the Fund, including the individuals that would be primarily responsible for monitoring and executing the investment process. The Board then discussed the extent of the Sub-Adviser’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered the Sub-Adviser’s specific responsibilities in all aspects of the day-to-day management of the Fund. The Board noted that none of the Sub-Adviser’s personnel responsible for servicing or managing the Fund would change, and that the investment process and day-to-day operations of the Fund are not expected to change. The Board was advised by the Trust’s CCO that the Sub-Adviser had adequate compliance policies and procedures which, in his opinion, were reasonably designed to protect the Sub-Adviser and the Fund from violations of the federal securities laws. Additionally, the Board received satisfactory responses from representatives of the Sub-Adviser with respect to a series of important questions, including questions related to any lawsuits or pending regulatory actions involving the Sub-Adviser, Vident Capital Holdings, LLC and Mr. Crawford that might materially impact the management of the Fund; whether the management of other accounts would conflict with its management of the Fund; and the procedures the Sub-Adviser has in place to fairly allocate trades among its respective clients. The Board considered that, under the terms of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, the Sub-Adviser, subject to oversight by the Board, would continue to provide the Fund with same level of investment services and would continuously furnish an investment trading program for the Fund consistent with the respective investment objective and policies of the Fund. The Board then reviewed the capitalization of the Sub-Adviser based on financial information and other materials provided by the Sub-Adviser and discussed the financial condition of Vident Capital Holdings, LLC. The Board concluded that the Sub-Adviser and its anticipated parent were sufficiently well-capitalized in order

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for the Sub-Adviser to meet its obligations to the Fund, noting the financial strength of its immediate and indirect parent companies. The Board took into account the additional capital that will be provided to the Sub-Adviser from its parent after the close of the Transaction. The Board also concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Sub-Adviser after the Transaction were satisfactory. The Board concluded that the nature, extent, and quality of the services provided to the Fund under the Current Sub-Advisory Agreement was satisfactory and reliable and they did not expect them to change under the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement. The Board additionally noted that the Sub-Adviser will have access to the greater financial resources of its Parent, which is expected to allow the Sub-Adviser to grow the research and investment management capabilities it provides to the Fund.

Performance.   The Board reviewed the performance of the Fund as compared to its benchmark. The Board noted the limited performance history given the recent inception of the Fund. The Trustees considered the Fund’s performance since inception periods and noted that while it underperformed the period was too short of a period for any meaningful analysis. Based on this, the Trustees concluded the Fund’s performance was satisfactory.

The Board also noted that the Transaction will not result in adjustments to the strategy or investment process.

Fees and Expenses. As to the costs of the services to be provided by the Sub-Adviser, the Board reviewed and discussed the sub-advisory fee to be paid to the Sub-Adviser by the Adviser. The Board also considered the total net expense ratio of the Fund.

Profitability. The Board considered the level of profits that could be expected to accrue to the Sub-Adviser with respect to the Fund based on reports and analyses reviewed by the Board, the selected financial information of the Sub-Adviser provided by the Sub-Adviser, and the Sub-Adviser’s representation that it did not expect any material changes to the firm’s profitability post-Transaction.

After review and discussion, the Board concluded that based on the services provided by the Sub-Adviser, the current assets of the Fund and the projected growth of the Fund, profits from the Sub-Adviser’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund and the expectations for growth of the Fund. After discussion, the Board concluded that significant economies of scale would likely not be achieved in the near term.

Conclusion. Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including all of the Independent Trustees voting separately, determined with respect to the Fund separately that (a) the terms of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement are reasonable; (b) the investment advisory fees payable pursuant to the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement are reasonable; and (c) the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

Based on the Trustees’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, by separate vote of the Independent Trustees and the entire Board, unanimously approved both the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement and voted to recommend the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement to shareholders for approval.

Section 15(f) of the 1940 Act

Because the Transaction may be considered to result in a change of control of the Sub-Adviser under the 1940 Act resulting in the assignment of the Current Sub-Advisory Agreement, the Sub-Adviser intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment Sub-Adviser of a registered investment company (or any affiliated persons of the investment Sub-Adviser) to receive any amount or

6

benefit in connection with a sale of an interest in the investment Sub-Adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Sub-Adviser has confirmed for the Board that the Transaction will not impose an unfair burden on any Fund within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the sub-adviser (or predecessor sub-adviser). At the present time, 100% of the Trustees are classified as Independent Trustees; i.e., not interested persons of the Trust. The Board has committed to ensuring that at least 75% of the Trustees would not be “interested persons” of the Sub-Adviser for a period of three years after the Transaction.

Accordingly, the Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Sub-Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Northern Lights Fund Trust IV, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust. The Trust’s principal executive offices are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Board oversees the business activities of the Fund. Like other mutual funds, the Fund retains various firms to perform specialized services. The Sub-Adviser currently serves as the Fund’s trading sub-adviser.

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as principal underwriter and distributor of the Fund. Ultimus Fund Solutions, LLC, provides the Fund with transfer agent, accounting and administrative services.

The most recent annual report of the Fund, including audited financial statements for the fiscal period ended February 28, 2023, has been mailed previously to shareholders. If you have not received this report or would like to receive additional copies of the Annual Report or Semi-Annual Report to Shareholders, Prospectus and/or SAI, free of charge, please contact the Fund at the address set forth on the first page of this Proxy Statement or by calling (toll-free) 1-855-907-3233 and they will be sent to you by first class mail.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the New Sub-Advisory Agreement; and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

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VOTING INFORMATION

As of the Record Date, the Fund had the following number of shares of beneficial interest issued and outstanding:

Fund	Shares of Beneficial Interest Issued and Outstanding
FMC Excelsior Focus Equity ETF	3,165,000

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on the Proposal. Each shareholder is entitled to one (1) vote per share held.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Sub-Advisory Agreement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

Thirty-three and one-third percent (33-1/3%) of the shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal.

As a result, with respect to approval of the proposed New Sub-Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares.

Although the Trust does not have information concerning its beneficial ownership held in the names of DTC Participants, the following table lists each DTC Participant that owned of record 5% or more of the outstanding shares of any Fund as of the Record Date:

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FMC Excelsior Focus Equity ETF	Percentage of Shares Owned	Type of Ownership
Pershing LLC One Pershing Plaza Jersey City, NY 07399	88.19%	Record
Charles Schwab 2423 E Lincoln Drive Phoenix, AZ 85016	8.91%	Record

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned 0% of the outstanding shares of the Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

As of the Record Date the Trustees and officers, as a group, owned less than 1.00% of the Fund’s outstanding shares. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Sub-Adviser or its parents or subsidiaries or any of their respective affiliates.

SHAREHOLDER PROPOSALS

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of trustees or the approval of a New Sub-Advisory Agreement, are required to be taken under state law or the 1940 Act.

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Wendy Wang, Northern Lights Fund Trust IV, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged Morrow Sodali Fund Solutions, LLC (“MSFS”), a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to MSFS are approximately $6,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Sub-Adviser. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Sub-Adviser will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the Sub-Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

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OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

REVOCABILITY OF PROXIES

The presence of a shareholder at the Meeting will not automatically revoke such shareholder’s proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to: FMC Excelsior Focus Equity ETF c/o Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, by calling 1-855-907-3233 or by attending the Meeting and voting in person. All valid, unrevoked proxies will be voted at Meeting.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at 1-855-907-3233, or write the Fund at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

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EXHIBITS:

Appendix A

______________________________

INVESTMENT SUB-ADVISORY AGREEMENT

with

Vident Advisory, LLC

This INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) is made as of this 24th day of April, 2023 by and among First Manhattan Co., LLC a limited partnership organized under the laws of the State of New York, with its principal place of business at 399 Park Avenue, New York, New York 10022 (the “Adviser”), and Vident Advisory, LLC, a limited liability company organized under the laws of the State of Delaware, with its principal place of business located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, GA 30009 (the “Sub-Adviser”).

W I T N E S S E T H

WHEREAS, Northern Lights Fund Trust IV, a Delaware statutory trust (the “Trust”) is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated April 20, 2022, as amended to add additional series, with the Trust; and

WHEREAS, the Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, Sub-Adviser and its personnel are duly registered to conduct their business in the jurisdictions in which the Sub-Adviser conducts business and Sub-Adviser is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund listed in Schedule A to this Agreement (the “Fund”), as such Schedule may be amended from time to time upon mutual agreement of the parties.

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

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1.	Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Trust’s Board of Trustees (the “Board”), and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall manage all of the securities and other investment assets of the Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, subject to the provisions of the Trust’s Agreement and Declaration of Trust and the Trust’s By-Laws and in accordance with the Fund’s investment objectives, guidelines, policies and restrictions as stated in each Fund’s Prospectus, Statement of Additional Information (“SAI”) and all portions of and exhibits to the related registration statement on Form N-1A (together, the “Fund Registration Statement”), as currently in effect and as amended or supplemented from time to time, and subject to the following:
(a)	The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash or cash equivalent instruments as is permissible.
(b)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Prospectus, the SAI, the written instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time and provided to the Sub-Adviser and the Trust’s policies and procedures provided to the Sub-Adviser and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Securities Act of 1933 (the “1933 Act”), the Securities Exchange Act of 1934 (the “Exchange Act”), the Commodity Exchange Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Sub-Adviser’s business as a registered investment adviser. The Sub-Adviser shall maintain compliance procedures that are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser or by the Board shall limit the Sub-Adviser’s full responsibility for any of the foregoing.
(c)	The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund as provided in subparagraph (a) and consistent with instructions from the Adviser (if any) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund’s Registration Statement or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best execution and overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including but not limited to the breadth of the market in the security, the price of the security, the speed of execution, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on
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a continuing basis. Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, as amended, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

(d)	The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act, as requested by the Adviser. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser (approved in accordance with applicable law) upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).
(e)	The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.
(f)	The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Fund and, to the extent it is
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consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients that may differ from the advice given or the timing or nature of action taken for the Fund.

(g)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.
(h)	The Sub-Adviser shall not be responsible for reviewing proxy solicitation materials and voting and handling proxies. The Sub-Adviser will have no obligation to advise, initiate or take any other action on behalf of the Adviser, the Fund or the Assets in any legal proceedings (including, without limitation, class actions and bankruptcies) relating to the securities comprising the Assets or any other matter. Sub-Adviser will not file proofs of claims relating to the securities comprising the Assets or any other matter, but will promptly notify the Adviser, the Fund or the Trust’s custodian of any class action settlements or bankruptcies relating to the Assets of which it becomes aware.
(i)	In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the Assets, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the Assets, which it sub-advises.
(j)	On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.
(k)	The Sub-Adviser shall maintain books and records with respect to the Fund’s securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Fund and the investment and the reinvestment of the Assets of the Fund. The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the
14

1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

(l)	The fair valuation of securities in the Fund may be required when the Adviser becomes aware of significant events that may affect the pricing of all or a portion of the Fund’s portfolio. The Sub-Adviser will provide assistance in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent and shall implement the valuations provided by the Advisor (if any). .
2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Prospectus, the SAI, the written instructions and directions of the Board, the requirements of the 1940 Act, the Code, and all other applicable laws and regulations, as each is amended from time to time.
3.	Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(a)               The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)               Amended and Restated By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)               The Fund Registration Statement, including the Prospectus and SAI of the Fund, as amended from time to time;

(d)               Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to the Fund;

(e)               Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;

(f)                A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and

(g)               The terms and conditions of exemptive and no-action relief granted to the Trust, as amended from time to time.

The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit the Fund to use the Sub-Adviser’s name or make representations regarding Sub-Adviser or its affiliates without prior written consent of Sub-Adviser, such consent not to be unreasonably conditioned, delayed, or withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser

15

used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser in writing specifically for use in the Fund’s registration statement, as amended or supplemented from time to time, or in Fund shareholder reports or proxy statements and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus or SAI of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

4.	Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee at the rate specified in Schedule A which is attached hereto and made part of this Agreement. The fee will be calculated based on the daily value of the Assets under the Sub-Adviser’s management (as calculated as described in the Fund’s registration statement), shall be computed daily, and will be paid to the Sub-Adviser not less than monthly in arrears. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect; provided, however that any minimum annual fee for any Fund (as noted on Schedule A) will not be prorated if this Agreement is terminated with respect to such Fund within twelve (12) months of its inception under this Agreement, but, rather, such minimum annual fee shall be paid by the Adviser in full (minus any investment management fees already paid during such period) at the time of termination.

5.	Expenses. The Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including personnel compensation, expenses and fees required for the Sub-Adviser to perform its duties under this Agreement; administrative facilities, including operations and bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser may enter into an agreement with the Fund to limit the operating expenses of the Fund.
6.	Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Trust Indemnitees”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) incurred by the Trust Indemnitees in any action or proceeding between the Trust Indemnitee and any third party and arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, the Trust, all affiliated persons thereof and all controlling persons thereof, is caused by or is otherwise directly related to the Adviser’s
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own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Sub-Adviser Indemnitees”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however incurred by the Sub-Adviser Indemnitees in any action or proceeding between the Sub-Adviser Indemnitee and any third party and arising from or in connection with this Agreement; provided, however, that the Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser Indemnitee, is caused by or is otherwise related directly to the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

Notwithstanding anything to the contrary contained herein, no party to this Agreement shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event. In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder.

The provisions of this Section shall survive the termination of this Agreement.

7.	Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

a.       The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

b.      The Sub-Adviser will promptly notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will also promptly notify the Trust and the Adviser if it, or any of its supervised persons (as such term is defined in the Advisers Act) receives notice of any action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Fund or relating to the investment advisory services of the Sub-Adviser provided pursuant to this Agreement (other than any routine regulatory examinations);

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c.       The Sub-Adviser will notify the Adviser promptly upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives, guidelines and policies or any applicable law or regulation; or (b) any material breach of any of the Fund’s or the Sub-Adviser’s policies, guidelines or procedures relating to the Fund. The Sub-Adviser agrees to correct any such failure or breach promptly and to take remedial action deemed reasonable by the Sub-Adviser in connection with any said failure or breach.

d.      The Sub-Adviser will promptly notify the Adviser and the Trust of any anticipated change in the ownership of the Sub-Adviser that could: (i) materially impact the services provided by the Sub-Adviser to the Fund; or (ii) result in an “assignment” (as that term is defined in the 1940 Act);

e.       The Sub-Adviser is fully authorized under all applicable law and regulation to enter into this Agreement and serve as Sub-Adviser to the Fund and to perform the services described under this Agreement;

f.        The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

g.      The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its corporate members or board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

h.      This Agreement is a valid and binding agreement of the Sub-Adviser;

i.        The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate, current and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

j.        The Sub-Adviser shall not divert any of the Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.

k.      The Sub-Adviser agrees to maintain an appropriate level of fidelity bonding, errors and omissions and professional liability insurance coverage as determined by the Sub-Adviser. The Sub-Adviser shall provide prompt written notice to the Adviser and the Trust: (i) of any material changes in the Sub-Adviser’s insurance policies or insurance coverage (including fidelity bonds); or (ii) if any material claims related to the Sub-Adviser’s services under this Agreement shall be made on the Sub-Adviser’s insurance

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policies. Furthermore, the Sub-Adviser, upon reasonable request, shall provide the Adviser and the Trust with any information concerning the amount of or scope of said insurance, including, without limitation fidelity bonds.

8.	Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below.
a.	Duration. This Agreement shall become effective with respect to the Fund upon the latest of (i) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; (ii) the approval of a majority of the Fund’s outstanding voting securities, if required by the 1940 Act; and (iii) the commencement of the Sub-Adviser’s management of the Fund. This Agreement shall continue in effect for a period of two (2) years from the effective date described in this sub-paragraph, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.

a.                   Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

i. By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

ii. By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Section 7 or Section 9 hereof, which shall not have been cured within twenty (20) days of the Sub-Adviser’s receipt of written notice of such breach;

iii. By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or

iv. By the Sub-Adviser upon sixty (60) days’ written notice to the Adviser and the Board.

This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust upon notice to the Sub-Adviser. As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

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9.	Regulatory Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:
a.	in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act;

b.      the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Fund and the Sub-Adviser applicable to the Sub-Adviser’s services provided under this Agreement, including policies and procedures reasonably designed to prevent violation of the “federal securities laws” (the policies and procedures referred to in this Section 9(b), along with the policies and procedures referred to in Section 9(a), are referred to herein as the Sub-Adviser’s “Compliance Program”); and

c.       the Sub-Adviser has adopted a written code of ethics that the Sub-Adviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), which the Sub-Adviser has provided to the Adviser and the Trust. The Sub-Adviser shall ensure that the Sub-Adviser’s “Access Persons” (as that term is defined in the Sub-Adviser’s Code of Ethics) are subject to compliance with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Adviser and the Trust with (i) a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Sub-Adviser has adopted procedures reasonably designed to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, the Sub-Adviser shall furnish a written report to the Adviser and the Trust’s Board concerning the Sub-Adviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall promptly notify the Adviser and the Trust of any material violation of the Code, whether or not said violation relates to a security held by the Fund.

10.	Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Fund and the actions of the Sub-Adviser and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Fund, the Board, or such persons as the Adviser may reasonably designate in connection with the Fund. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser, its affiliates and agents in connection with its obligation to provide investment advice and other services to the Funds and to assist or enable the effective management of the Adviser’s and the Fund’s overall relationship with the Sub-Adviser and its affiliates. The parties acknowledge and agree
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that all nonpublic personal information with regard to shareholders in the Fund shall be deemed proprietary and confidential information of the Adviser, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions. The Sub-Adviser’s security and oversight procedures shall be reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to, the Trust’s, Fund’s and Adviser’s records, documents and data maintained by the Sub-Adviser, which safeguards are no less protective than those that the Sub-Adviser uses to protect the confidentiality and integrity of its own confidential information of like kind. If Sub-Adviser is required by law, rule, or regulation, or requested in any judicial or administrative proceeding or by any governmental or regulatory authority, to disclose the Trust’s, Fund’s and Adviser’s records, documents and data, the Sub-Adviser will give the Adviser prompt written notice of such request to the extent permitted by applicable law and any governamental or regulatory authority with juruisdiction so that the Adviser may seek an appropriate protective order or similar protective measure and will use reasonable efforts to obtain confidential treatment of any information so disclosed.

11.       Reporting of Compliance Matters.

a.       The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following:

(i)	a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;
(ii)	on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;
(iii)	a copy of the summary of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act;
(iv)	an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 9 of this Agreement; and
(v)	upon request, supporting certifications relating to the Sub-Adviser’s services in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended.

b.      The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting

21

pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

11.              Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12.              Severability. Should any part of this Agreement be held invalid by a court decision, statute, regulation, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13.              Notice. Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid or electronically addressed by the party giving notice to the other party at the last address furnished by the other party. By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Adviser authorizes the Sub-Adviser to deliver all communications by email or other electronic means.

To the Adviser at:	First Manhattan Co. LLC 399 Park Avenue New York, New York 10022 Attention: Andrew Aspen Email: aaspen@firstmanhattan.com
To the Trust at:	Northern Lights Fund Trust IV 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474 Attention: Wendy Wang, President
To the Sub-Adviser at:	Vident Advisory, LLC 1125 Sanctuary Parkway, Suite 515 Alpharetta, Georgia, 30009 Attention: Amrita Nandakumar Email: anandakumar@videntam.com

14.              Non-Hire/Non-Solicitation. The parties hereby agree that, during the term of this Agreement, neither party shall, for any reason, directly or indirectly, on its own behalf or on behalf of others, knowingly hire any person employed by the other party (a “Restricted Person”), whether or not such Restricted Person is a full-time employee or whether or not any Restricted Person’s employment is pursuant to a written agreement or is at-will. The parties further agree that, to the extent that a party breaches the covenant described in this paragraph, the other party shall be entitled to pursue all appropriate remedies in law or equity.

15.              Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser, the Sub-Adviser and the Trust, and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

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16.              Representations and Warranties of the Adviser.

a.	The Adviser is not registered with the National Futures Association as a commodity pool operator or commodity trading adviser because it does not engage in any activities requiring such registration or is otherwise exempt from such registration;
b.	The execution, delivery and performance by the Adviser and the Fund of this Agreement have been duly authorized by all necessary action on the part of the Adviser and the Board (including full authority to bind the Fund to the terms of this Agreement); and
c.	The Adviser will promptly notify the Sub-Adviser if any of the above representations in this Section are no longer true and accurate.
17.	Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.
18.	Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.
19.	Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.
20.	Miscellaneous.

a.	A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

b.	Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

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PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

FIRST MANHATTAN CO. LLC By: ______________________________ Name: BEN CLAMMER Title: MANAGING DIRECTOR
VIDENT ADVISORY, LLC By: Name: DEBORAH KIMERY Title: COO
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SCHEDULE A

to the

INVESTMENT SUB-ADVISORY AGREEMENT

Dated April 24, 2023 by and among

FIRST MANHATTAN CO. LLC

and

VIDENT INVESTMENT ADVISORY, LLC

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the greater of (1) the minimum fee or (2) the daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Minimum Fee	Rate
FMC Excelsior Focus Equity ETF	$25,000	0.06% on AUM up to $250,000,000, 0.055% on AUM between $250,000,000 and $500,000,000, and 0.05% on AUM in excess of $500,000,000

FMC Excelsior Focus Equity ETF

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1. Read the proxy statement and have the proxy card at hand.
2. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
2. Follow the simple instructions.

FMC EXCELSIOR FOCUS EQUITY ETF

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF NORTHERN LIGHTS FUND TRUST IV (the "Trust")

Please detach at perforation before mailing.

The undersigned hereby appoints each of Jennifer Farrell and Wendy Wang, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Eastern Time, on June 30, 2023, at the offices of Thompson Hine, LLP, 41 S. High St. #1700 Columbus, Ohio 43215 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy is solicited on behalf of the Board of Trustees of the Trust, and the proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. In his or her discretion, the proxy is authorized to vote upon such matters as may come properly before the meeting.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)

This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable — Sign in the box above

Date______________________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/fmc2023.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

1. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ Please detach at perforation before mailing. ↓

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.
If no specification is made, this proxy shall be voted FOR the proposal.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE